March 1, 2014

Summary
Prospectus

Global Equity Fund

Class A  VPGEX

Class C  VPGCX

Class I  VPGYX

Class R  VGERX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Global Equity Fund Summary

Investment Objective

The Fund seeks to provide long-term growth and capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your investment professional and in Investing with Victory on page 17 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.50%
Other Expenses[3]	0.96%	1.13%	0.97%	5.01%
Total Annual Fund Operating Expenses	2.01%	2.93%	1.77%	6.31%
Fee Waiver/Expense Reimbursement	(0.61)%	(0.78)%	(0.62)%	(4.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.40%	2.15%	1.15%	1.67%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 21 of the Fund's Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain other items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class R shares do not exceed 1.40%, 2.15%, 1.15% and 1.67%, until at least February 28, 2020, February 28, 2020, February 28, 2020 and February 28, 2018, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Global Equity Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$993	$1,297	$2,451
Class C (If you sell your shares at the end of the period.)	$318	$673	$1,154	$2,851
Class I	$117	$365	$633	$1,722
Class R	$170	$526	$1,428	$4,864

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$218	$673	$1,154	$2,851

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

Global Equity Fund Summary (continued)

Principal Investment Strategy

The Fund invests primarily in U.S. and foreign equity securities of companies of any size, located in any country, including countries with developing or emerging markets. The equity securities in which the Fund invests may include preferred stock and securities with equity-like characteristics, such as convertible securities. The Fund's equity investments may take the form of depositary receipts and exchange-traded funds (ETFs).

The Fund invests in companies that the Adviser believes have a favorable combination of company fundamentals and valuation. The Adviser utilizes a lifecycle-based approach that seeks to identify companies at inflection points in their corporate life cycles. Stocks are sold when they meet their price target objectives, a better investment opportunity has been identified, or there has been a negative change in outlook for the company. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

Under normal circumstances, the Fund:

■  Will invest at least 80% of its net assets in equity securities (the Fund will not change this policy unless it notifies shareholders at least 60 days in advance);

■  Will invest a significant amount of its assets in equity securities of companies domiciled outside the U.S. or with significant business and/or assets outside the U.S.;

■  Will invest at least 20% of its net assets in U.S. dollar-denominated securities; and

■  May invest up to 20% of its net assets in cash or cash equivalents.

For the purpose of this investment strategy, "net assets" include any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Foreign securities (including depositary receipts) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

Global Equity Fund Summary (continued)

■  The risks related to investing in foreign securities are generally greater with respect to securities of companies associated with emerging markets. Emerging market companies may experience more volatility than those in developed countries due to greater risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

■  Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

■  Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

■  A company's earnings may not increase as expected.

■  The portfolio manager may not execute the Fund's principal investment strategies effectively.

■  To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

■  Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest in is rapidly rising.

■  An investment company in which the Fund invests (including ETFs) may not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Global Equity Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI AC World Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R shares as the share class has not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  14.15% (quarter ended March 31, 2012)

Lowest  -19.00% (quarter ended September 30, 2011)

Global Equity Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	Life of Class[1]
CLASS A
Before Taxes	20.13%	11.16%
After Taxes on Distributions	16.63%	10.13%
After Taxes on Distributions and Sale of Fund Shares	13.11%	8.70%
CLASS C
Before Taxes	25.43%	12.08%
CLASS I
Before Taxes	27.83%	13.21%
INDEX
MSCI AC World Index	23.44%	10.76%

1Performance is from March 18, 2010, inception date of Class A, Class C and Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Matthias A. Knerr is a Chief Investment Officer (Large Cap International Equities) of the Adviser and has been Lead Portfolio Manager of the Fund since its inception in 2010.

Jeffrey A. Saeger is a Portfolio Manager with the Adviser and has been Portfolio Manager of the Fund since its inception in 2010.

Global Equity Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-GEF-SUMPRO (3/14)